UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2002

IMPERIAL PARKING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15629	91-2161409

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 West Cordova Street, Suite 300
Vancouver, BC, Canada V6B 1G1
(Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report:

Item 5.   Other Events

For Presentations To Analysts Or Other Financial Institutions:

On June 18, 2002, Imperial Parking Corporation’s (the “Company”) President and Chief Executive Officer and Chief Financial Officer made a presentation to securities analysts and other investors and potential investors. Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference is a copy of the visual presentation that they made.

Item 7.   Financial Statements and Exhibits

     (a)     Financial Statements of business acquired.

               None.

     (b)     Proforma Financial Information.

               None.

     (c)     Exhibits.

               The following exhibits are filed herewith:

S-K Item
Number	Description

99.1	Outline of visual presentation of Charles Huntzinger, President and Chief Executive Officer, and Bruce Newsome, Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL PARKING CORPORATION

Date:	June 19, 2002	By:	/s/ J.Bruce Newsome
J.Bruce Newsome Chief Financial Officer

EXHIBIT INDEX

S-K Item
Number	Description

99.1	Outline of visual presentation of Charles Huntzinger, President and Chief Executive Officer, and Bruce Newsome, Chief Financial Officer.